Exhibit 99.1

NEWS RELEASE

Nabors Announces Early Results and Extension of Early Participation Date with Respect to Certain Exchange Offers

HAMILTON, Bermuda, November 13, 2020 (PRNewswire) – Nabors Industries, Inc. (“Nabors” or the “Company”), a wholly-owned subsidiary of Nabors Industries Ltd. (“Parent”) (NYSE: NBR) today announced the early results of its previously announced offers to all Eligible Holders (as defined below) to exchange (the “Exchange Offers”) (x) certain aggregate principal amounts of the Company’s (i) 4.625% Senior Notes due 2021, (ii) 5.50% Senior Notes due 2023, (iii) 5.10% Senior Notes due 2023, (iv) 5.75% Senior Notes due 2025, (v) 0.75% Senior Exchangeable Notes due 2024 and (y) certain aggregate principal amounts of the Parent’s (i) 7.25% Senior Guaranteed Notes due 2026 and (ii) 7.50% Senior Guaranteed Notes due 2028 (together, the “Old Notes”) for up to $300 million aggregate principal amount of newly issued 9.00% senior priority guaranteed notes due 2025 (the “New Notes”).

As of 5:00 p.m., New York City time, on November 12, 2020 (the “Original Early Participation Date”), approximately $344.9 million aggregate principal amount of Old Notes had been tendered in the Exchange Offers. Based on the tender results to date, approximately $160.8 million aggregate principal amount of New Notes would be issued upon settlement of the Exchange Offers. Additionally, the Company previously issued $50.5 million aggregate principal amount of 6.5% Senior Priority Guaranteed Notes due 2025 in a private transaction (the “Private Exchange Notes”) in exchange for $115 million aggregate principal amount of its 0.75% Senior Exchangeable Notes due 2024. The Private Exchange Notes are substantially similar to the New Notes with respect to ranking, covenants and certain other terms. The Private Exchange Notes and the New Notes are referred to herein as the Company’s “Senior Priority Guaranteed Notes.” The issuance of the $50.5 million aggregate principal amount of Private Exchange Notes, when combined with the $160.8 million aggregate principal amount of New Notes to be issued upon settlement of the Exchange Offers based on the tender results to date, would result in approximately $211.3 million aggregate principal amount of the Senior Priority Guaranteed Notes outstanding upon the settlement of the Exchange Offers.

In addition, Nabors announced that it has extended the “Early Participation Date” with respect to its 5.50% Senior Notes due 2023, 5.10% Senior Notes due 2023, 5.75% Senior Notes due 2025 and 0.75% Senior Exchangeable Notes due 2024 to 11:59 p.m., New York City time, on November 27, 2020 (the “Amended Early Participation Deadline”). Accordingly, Eligible Holders of such Old Notes who tender their Notes after the Original Early Participation Date and prior to the Amended Early Participation Deadline will continue to be eligible to receive the Total Consideration as set forth in the confidential exchange offering memorandum, dated October 29, 2020 (the “Offering Memorandum”), which includes an early tender payment of $50 principal amount of New Notes per $1,000 principal of such Old Notes (the “Early Tender Payment”). Eligible Holders of the Old Notes for which the Early Participation Date has not been extended, who tender such Old Notes after the Original Early Participation Date will only be eligible to receive the Exchange Consideration set forth in the Offering Memorandum, which does not include the Early Tender Payment.

Due to the extension of the Early Participation Date for the certain series listed above, Nabors has opted not to exercise its option to have an early settlement for the Exchange Offers. Accordingly, the Exchange Offers will only have one settlement after the expiration of the Exchange Offers.

Except as described herein, the terms and conditions of the Exchange Offers remain the same as set forth and detailed in the Offering Memorandum, copies of which were previously distributed to Eligible Holders. Withdrawal rights expired at 5:00 p.m., New York City time, on November 12, 2020 and tendered Old Notes may no longer be withdrawn.

The Exchange Offers are being made, and the New Notes are being offered and will be issued only (a) to holders of Old Notes who are reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) and (b) to holders of Old Notes who are persons other than U.S. persons outside the United States in reliance upon Regulation S under the Securities Act. Holders of Old Notes who have certified to the Company that they are eligible to participate in the Exchange Offers pursuant to at least one of the foregoing conditions are referred to as “Eligible Holders.” Only Eligible Holders who have completed and returned an eligibility letter, available from the information agent, may receive and review the Offering Memorandum or participate in the Exchange Offers. Eligible Holders of the Old Notes who desire to obtain and complete an eligibility form should contact the information agent and exchange agent, Global Bondholder Services Inc., at 866-470-3900 (toll-free) or (212) 430-3774 (for banks and brokers), or online at https://gbsc-usa.com/eligibility/nabors.

Eligible Holders of the Old Notes are urged to carefully read the Offering Memorandum before making any decision with respect to the Exchange Offers. None of the Company, the Parent, the dealer managers, the trustees or securities administrators with respect to the Old Notes, the trustee with respect to the New Notes, the information and exchange agent or any affiliate of any of the foregoing makes any recommendation as to whether Eligible Holders of the Old Notes should exchange their Old Notes for New Notes in the Exchange Offers, and no one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision as to whether to tender their Old Notes and, if so, the principal amount of Old Notes to tender.

The New Notes and the Exchange Offers have not been and will not be registered with the U.S. Securities and Exchange Commission under the Securities Act, or any state or foreign securities laws. The New Notes may not be offered or sold in the United States or for the account or benefit of any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. The Exchange Offers are not being made to Eligible Holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. This press release is for informational purposes only and is not an offer to purchase or a solicitation of an offer to purchase or sell any securities, nor shall there be any sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This notice does not constitute an offer to sell or a solicitation of an offer to buy notes in any jurisdiction where such offer or solicitation would be unlawful, and does not constitute an offer to sell or a solicitation of an offer to buy or an advertisement in respect of notes in any province or territory of Canada other than the provinces of Alberta, British Columbia, Manitoba, Ontario, Québec, Saskatchewan, Nova Scotia, New Brunswick, Prince Edward Island or Newfoundland and Labrador, and in those permitted provinces only to investors that are “accredited investors” as defined in National Instrument 45-106 Prospectus Exemptions, or the Securities Act (Ontario), as applicable, and “permitted clients” as defined in National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release that address activities, events, or developments that we expect, believe, or anticipate will or may occur in the future are forward-looking statements. The words "anticipate," "assume," "believe," "budget," "estimate," "expect," "forecast," "intend," "plan," "project," "will," and similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, among other things, the completion of the Exchange Offers. Such forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments, and other factors that the Company believes are appropriate under the circumstances. These statements are subject to a number of known and unknown risks and uncertainties, which may cause the Company's actual results and performance to be materially different from any future results or performance expressed or implied by the forward-looking statements. Some of these risks are described in the "Risk Factors" section in Part I, Item 1A of the Parent's Annual Report on Form 10-K for the year ended December 31, 2019 and Part II of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2020. Forward-looking statements are not guarantees of future performance and actual results or performance may be materially different from those expressed or implied in the forward-looking statements. The forward-looking statements in this press release speak as of the date of this press release. The forward-looking statements contained in this press release reflect management's estimates and beliefs as of the date of this press release. The Company and the Parent do not undertake to update these forward-looking statements.

About the Company

Nabors Industries Ltd. (NYSE: NBR) owns and operates one of the world's largest land-based drilling rig fleets and provides offshore platform rigs in the United States and several international markets. Nabors also provides directional drilling services, tubular services, performance software, and innovative technologies for its own rig fleet and those of third parties. Leveraging advanced drilling automation capabilities, Nabors’ highly skilled workforce continues to set new standards for operational excellence and transform the industry.

Media Contact

For further information regarding Nabors, please contact William C. Conroy, Vice President of Corporate Development & Investor Relations at + 1 281-775-2423 or Kara Peak, Director of Corporate Development & Investor Relations at +1 281-775-4954. To request investor materials, contact Nabors' corporate headquarters in Hamilton, Bermuda at + 1 441-292-1510 or via email at mark.andrews@nabors.com.